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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                February 22, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                       Illinois Superconductor Corporation
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                  0-22302                        36-3688459
----------------------------                ------------------------           -------------------
(State or other jurisdiction                (Commission File Number)             (IRS Employer
     of incorporation)                                                         Identification No.)



                  451 Kingston Court, Mt. Prospect, Illinois              60056
                  ------------------------------------------           ----------
                   (Address of principal executive offices)            (Zip Code)
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                                 (847) 391-9400
                         -------------------------------
                         (Registrant's telephone number)

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ITEM 5.  OTHER EVENTS.

         1. On February 22, 2001, Illinois Superconductor Corporation issued a press release announcing that a settlement of previously disclosed shareholder litigation has been reached, which, subject to court approval, will result in the Company receiving $15 million, less legal fees and certain other expenses. A copy of the February 22, 2001 press release is attached hereto as Exhibit 99.1.

         A notice of the proposed settlement will be sent to the Company's shareholders, in accordance with the order of the court. A copy of such notice is attached hereto as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Items (a) and (b) are inapplicable.

         (c)      Exhibits.

         99.1     Press Release issued by Illinois Superconductor Corporation on
                  February 22, 2001, announcing that a settlement of previously disclosed shareholder litigation has been reached, which, subject to court approval, will result in the Company receiving $15 million, less legal fees and certain other expenses.

         99.2 Notice of Pendency of Shareholder Derivative Action, Adequacy of Representation Determination, Proposed Settlement of
                  Action, Settlement Hearing, and Right to Appear.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ILLINOIS SUPERCONDUCTOR CORPORATION


                         By:  /s/ CHARLES WILLES
                              ---------------------------------------
                              Charles Willes, Chief Financial Officer



Dated: February 22, 2001

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                                  EXHIBIT INDEX

EXHIBIT
NO.                     DESCRIPTION
-------                 -----------
99.1                    Press Release issued by Illinois Superconductor
                        Corporation on February 22, 2001, announcing that a
                        settlement of previously disclosed shareholder
                        litigation has been reached, which, subject to court
                        approval, will result in the Company receiving $15
                        million, less legal fees and certain other . expenses.

99.2                    Notice of Pendency of Shareholder Derivative Action,
                        Adequacy of Representation Determination, Proposed
                        Settlement of Action, Settlement Hearing, and Right to
                        Appear.
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